EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Noble Energy, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004 (the “Report”), I, Charles D. Davidson, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2004	/s/ CHARLES D. DAVIDSON
CHARLES D. DAVIDSON
Chief Executive Officer